                                                                    Exhibit 21.1

                         Subsidiaries of the Registrant

                              Jurisdiction of    Percentage
Name                           Organization      Ownership
----                          ---------------  --------------
ACE Limited                    Cayman Islands   Publicly Held
 ACE Bermuda Insurance Ltd        Bermuda                100%
  Paget Reinsurance
   International Ltd              Bermuda                100%
  ACE Capital Re
   International, Ltd.            Bermuda                 50%
  ACE KRE Holdings
   International, Ltd.           Barbados                100%
   ACE Capital Re USA Holding
    Incorporated              USA (Delaware)             100%
     ACE Capital Re Overseas
      Ltd.                        Bermuda                100%
      ACE Capital Mortgage
       Reinsurance Company    USA (New York)             100%
      ACE Capital Title
       Reinsurance Company    USA (New York)             100%
      ACE Capital Re Inc.     USA (New York)             100%
      Lenders Residential
       Asset Co LLC           USA (Delaware)              50%
      ACE Capital Re Managers
       Ltd.                       Bermuda                 50%
  ACE Capital Re Managers Ltd     Bermuda                 50%
  ACE Insurance Management
   Ltd                            Bermuda                100%
  ACE European Markets
   Reinsurance Ltd                Ireland                100%
   ACE European Markets
    Insurance Ltd                 Ireland                100%
  Corporate Officers &
   Directors Assurance Ltd        Bermuda                100%
   Tripar Partnership             Bermuda                  2%
  Intrepid Re Holdings
   Limited                        Bermuda                 40%
  Oasis Real Estate Company
   Limited                        Bermuda                100%
   Scarborough Property
    Holdings Limited              Bermuda                 40%
  Sovereign Risk Insurance
   Limited                        Bermuda               40.5%
  Tripar Partnership              Bermuda                 98%
  ACE Realty Holdings Limited     Bermuda                100%
  Oasis Personnel Limited     Cayman Islands             100%
  Shipowners Insurance and
   Guaranty Co. Limited           Bermuda        10% Series A
                                                 8% Series B
ACE Global Markets Limited    United Kingdom             100%
 ACE Group Holdings Limited   United Kingdom             100%
  ACE Tarquin (Unlimited)     United Kingdom             100%
   ACE Capital V Limited      United Kingdom             100%
   ACE (CG) Limited           United Kingdom             100%
    ACE Underwriting Agencies
     Limited                  United Kingdom             100%
     ACE Trustees Limited     United Kingdom             100%
 ACE London Group Limited     United Kingdom             100%
  ACE Capital Limited         United Kingdom             100%
  ACE Capital III Limited     United Kingdom             100%
  ACE Capital IV Limited      United Kingdom             100%
  ACE London Holdings Limited United Kingdom             100%
   ACE Capital II Limited     United Kingdom             100%
   ACE London Investments
    Limited                   United Kingdom             100%
   ACE London Aviation
    Limited                   United Kingdom             100%
   ACE London Underwriting
    Limited                   United Kingdom             100%
   ACE London Underwriting
    Services Limited          United Kingdom             100%
  ACE London Services Limited United Kingdom             100%
 ACE Staff Capital VI Limited United Kingdom             100%

                                                 Jurisdiction of   Percentage
Name                                              Organization     Ownership
----                                             ---------------   ----------
 ACE UK Limited                                  United Kingdom         77%
  ACE UK Holdings Limited                        United Kingdom        100%
   ACE (M) Limited                               United Kingdom        100%
   ACE (ME) Limited                              United Kingdom        100%
   ACE (MI) Investments Limited                  United Kingdom        100%
   ACE (MS) Limited                              United Kingdom        100%
   ACESYS Limited                                United Kingdom        100%
   ACE UK Underwriting Limited                   United Kingdom        100%
   Underwriting Systems Limited                  United Kingdom        100%
 ACE (PM) Limited                                United Kingdom        100%
  ACE UK Limited                                 United Kingdom         23%
ACE Services Limited                             Cayman Islands        100%
ACE US Holdings Inc.                              USA (Delaware)       100%
 ACE Strategic Advisors Inc.                      USA (Delaware)       100%
 ACE USA Inc.                                     USA (Delaware)       100%
  Blackthorn Insurance Services, Inc.               USA (Delaware)      80%
  CRC Creditor Resources Canada Limited          Canada (British        60%
                                                    Columbia)
  Industrial Excess & Surplus Insurance Brokers  USA (California)      100%
  Industrial Underwriters Insurance Co.            USA (Texas)         100%
  Rhea International Marketing (L,) Inc.            Malaysia            60%
  Westchester Fire Insurance Company              USA (New York)       100%
  Westchester Surplus Lines Insurance Co          USA (Georgia)        100%
  Westchester Specialty Services, Inc             USA (Florida)        100%
  Westchester Specialty Insurance Services Inc.    USA (Nevada)        100%
  SCS Net LLC                                     USA (Delaware)        60%
  Ameriguard Corporation                            USA (Ohio)          80%
  WDH Corporation                                   USA (Ohio)          80%
  Dimension Services Corporation                    USA (Ohio)          80%
  Dimension Holdings Inc                            USA (Ohio)          80%
CGA Group Limited                                    Bermuda         10.71%
 CGA Investment Management, Inc.                  USA (Delaware)       100%
 Commercial Guaranty Assurance Limited               Bermuda           100%
Oasis Insurance Services Limited                     Bermuda           100%
Oasis Investments Limited                            Bermuda           100%
Tempest Reinsurance Company Limited                  Bermuda           100%
 Hamilton Services Limited                           Bermuda           100%
Oasis US Inc.                                       Delaware           100%
St George Holdings Limited                       Cayman Islands      10.71%
 St George Investments Limited                   Cayman Islands        100%
ACE INA Holdings Inc.                             USA (Delaware)        20%
 ACE RHINOS Trust                                 USA (Delaware)       100%
 ACE Capital Trust I                              USA (Delaware)       100%
 Tempest Re USA, Inc.                            USA (Delaware)        100%
ACE Prime Holdings Inc.                           USA (Delaware)       100%
 ACE INA Holdings Inc.                            USA (Delaware)        80%
  ACE Seguros S.A. (Argentina)                      Argentina         99/9%
  INA Corporation                               USA (Pennsylvania)     100%
   ACE INA Properties Inc.                        USA (Delaware)       100%
    Conference Facilities, Inc.                 USA (Pennsylvania)     100%
   INA Tax Benefits Reporting. Inc.               USA (Delaware)       100%

                                                  Jurisdiction of    Percentage
Name                                               Organization      Ownership
----                                              ---------------    ----------
   INA Financial Corporation                       USA (Delaware)        100%
    Brandywine Holdings Corporation                USA (Delaware)        100%
     Brandywine Run-Off Services, Inc.             USA (Delaware)        100%
     ASSUREX Development Corporation                 USA (Ohio)       11.011%
     International Surplus Adjusting Services     USA (California)       100%
     Western Agency Management, Inc.              USA (California)       100%
     Cravens, Dargan & Company Pacific Coast       USA (Delaware)        100%
      Cravens, Dargan & Company Pacific
      Coast of Illinois                           USA (Illinois)         100%
     Century Indemnity Company                   USA (Pennsylvania)      100%
      Century Reinsurance Company                USA (Pennsylvania)      100%
      ACE American Reinsurance Company           USA (Pennsylvania)      100%
       Brandywine Reinsurance Company S.A--N.V.       Belgium            100%
       The 1792 Company                            USA (Delaware)        100%
    Century International Reinsurance Company
     Ltd.                                             Bermuda            100%
     Brandywine International Brokers Ltd.            Bermuda            100%
 INA Holdings Corporation                          USA (Delaware)        100%
  INA Reinsurance Company Ltd.                        Bermuda            100%
  ACE INA Financial Institution Solutions, Inc.    USA (Delaware)        100%
  ESIS, Inc.                                      USA (California)       100%
  ACE INA Excess and Surplus Insurance
   Services, Inc. (GA)                             USA (Georgia)         100%
  ACE INA Excess and Surplus Insurance
   Services, Inc. (PA)                           USA (Pennsylvania)      100%
  NewMarkets Insurance Agency, Inc.                USA (Delaware)        100%
  ACE INA Excess and Surplus Insurance
   Services, Inc. (CA)                            USA (California)       100%
  ACE INA Excess and Surplus Insurance
   Services, Inc. (IL)                             USA (Illinois)        100%
  Excess and Surplus Insurance Services, Inc.       USA (Texas)          100%
  INAC Corp.                                       USA (Delaware)        100%
  INAC Corp. of California                        USA (California)       100%
  Global Surety Network, Inc.                      USA (Delaware)        100%
  Marketdyne International, Inc.                   USA (Delaware)        100%
  ACE INA Railroad Insurance Brokers, Inc.        USA (California)       100%
  Recovery Services International, Inc.            USA (Delaware)        100%
   RSI Health Care Recovery Inc.                   USA (Delaware)        100%
  Indemnity Insurance Company of North America   USA (Pennsylvania)      100%
   ACE Indemnity Insurance Company               USA (Pennsylvania)      100%
   Allied Insurance Company                       USA (California)       100%
  ACE American Insurance Company                 USA (Pennsylvania)      100%
   Pacific Employers Insurance Company           USA (Pennsylvania)      100%
    ACE Insurance Company of Texas                  USA (Texas)          100%
  Illinois Union Insurance Company                 USA (Illinois)        100%
  INAMAR Insurance Underwriting Agency, Inc.      USA (New Jersey)       100%
   INAMAR Insurance Underwriting Agency of
    Massachusetts                               USA (Massachusetts)      100%
   INAMAR Insurance Underwriting Agency of
    Texas                                           USA (Texas)          100%
   INAMAR Insurance Underwriting Agency of Ohio      USA (Ohio)          100%
  Insurance Company of North America             USA (Pennsylvania)      100%
  Bankers Standard Insurance Company             USA (Pennsylvania)      100%
   Bankers Standard Fire and Marine Company      USA (Pennsylvania)      100%
  ACE Property and Casualty Insurance Company    USA (Connecticut))      100%
   ACE Employers Insurance Company               USA (Pennsylvania)      100%
   ACE Insurance Company of Ohio                     USA (Ohio)          100%

                                                Jurisdiction of   Percentage
Name                                             Organization     Ownership
----                                            ---------------   ----------
   INA Surplus Insurance Company               USA (Pennsylvania)     100%
   ACE Fire Underwriters Insurance Company     USA (Pennsylvania)     100%
   Atlantic Employers Insurance Company         USA (New Jersey)      100%
    Cover-All Technologies, Inc.                 USA (Delaware)      7.41%
   ALIC, Incorporated                             USA (Texas)         100%
    ACE American Lloyds Insurance Company         USA (Texas)         100%
   ACE Insurance Company of Illinois             USA (Illinois)       100%
   ACE Insurance Company of the Midwest          USA (Indiana)        100%
  INAPRO, Inc.                                   USA (Delaware)       100%
   Reinsurance Solutions Internation, LLC        USA (Delaware)        50%
  American Adjustment Company, Inc.              USA (Delaware)       100%
   American Lenders Facilities, Inc.            USA (California)      100%
 ACE INA International Holdings, Ltd.            USA (Delaware)       100%
  ACE Synergy Insurance Berhad                     Malaysia            51%
  ACE Insurance S.A. (Macau)                         Macau            100%
  Chilena Consolidata Seguros Generales, S.A.        Chile            .65%
  INACAN Holdings, Ltd.                             Canada            100%
   ACE INA Insurance (Canada)                       Canada            100%
  ACE Insurance Limited (S. Africa)              South Africa         100%
  Seguros CIGNA, S.A.                               Mexico           99.9%
  ACE Insurance Limited (New Zealand)             New Zealand         100%
  Cover Direct, Inc.                             USA (Delaware)       100%
   Victoria Hall Company Ltd.                       Bermuda            20%
  ACE INA G.B. Holdings, Ltd.                    USA (Delaware)       100%
   Brandywine Reinsurance Co. (UK) Ltd          United Kingdom        100%
   ACE INA Services UK Limited                  United Kingdom        100%
   ACE INA UK Retirement Savings Plan           United Kingdom        100%
   Insurance Company of North America (UK) Ltd  United Kingdom        100%
  INACAP Sociedad Anonima                          Nicaragua          100%
   INACAP Reaseguros, Sociedad Anonima             Nicaragua          100%
  Century Inversiones, SA                           Panama            100%
   ACE INA de Venezuela Intermediaros de
    Reaseguros SA                                  Venezuela          100%
  ARABIA ACE Insurance Co. Limited EC               Bahrain            25%
  ACE Insurance Limited (Australia)                Australia          100%
   ACE Insurance Limited (Singapore)               Singapore          100%
   ACE INA Superannuation Pty. Limited             Australia          100%
  ACE Seguros SA (Chile)                             Chile          99.13%
  ACE INA Overseas Insurance Co. Ltd                Bermuda           100%
   ACE Insurance (Japan)                             Japan            100%
   ACE INA Marketing Group C.A.                    Venezuela          100%
   ACE INA Overseas Holdings Inc.                USA (Delaware)       100%
    ACE Insurance S.A.--N.V.                        Belgium           100%
  ACE Insurance Company (Puerto Rico)             Puerto Rico         100%
  ACE Insurance Ltd. (Hong Kong)                   Hong Kong          100%
  ACE INA Bermuda Ins. Managers Ltd                 Bermuda           100%
  DELPANAMA S.A.                                    Panama            100%
  INAMEX S.A.                                       Mexico            100%
  Maritime General Ins Company Ltd                 Trinidad          8.06%
  AFIA Finance Corporation                       USA (Delaware)       100%
   AFIA Sociedad Anonima                            Mexico            100%

                                                      Jurisdiction
                                                           of        Percentage
Name                                                  Organization   Ownership
----                                                  ------------   ----------
   AFIA Venezolana C.A.                                Venezuela         100%
   ACE ICNA--Italy Societa a Responsabilita Limitata     Italy           100%
   ACE INA Thai Company Limited                         Thailand          55%
   ACE Servicios, S.A. (Argentina)                     Argentina         100%
    ESIS International Asesorias Limitada                Chile           100%
    Fire, Equity & General Ins Co. Ltd.                 Nigeria         6.25%
    INDI Servicios C. Ltda.                             Ecuador          100%
    Inversiones Continental S.A. de C.V.                Honduras        1.29%
    P.T. ACE INA Insurance (Indonesia)                 Indonesia       53.51%
    RIYAD Insurance Co. Ltd                             Bermuda           80%
    Safire Private Ltd.                                Singapore         100%
   AFIA (INA) Corporation Limited                    USA (Delaware)      100%
    AFIA                                             Unincorporated
                                                      association         60%
   AFIA (ACE) Corporation Limited                    USA (Delaware)      100%
    AFIA                                             Unincorporated
                                                      association         40%
   Compania Anonima de Seguros "Avila"                 Venezuela         5.6%
   ACE Seguros S.A. (Colombia)                          Colombia      85.763%
   INAVEN, C.A. "Venezuela"                            Venezuela         100%
   La Positiva Co Nacional de Seguros Sociedad
    Anonima                                               Peru         10.79%
   Seguros Azteca, S.A.                                  Mexico         1.36%
   Seguros Comercial America, S.A. de C.V.               Mexico         .031%
   Reaseguradora Nuevo Mundo S.A.                        Panama       3.7246%
   Amazonas Co. Anonima de Seguros                      Ecuador        1.423%
ACE (Barbados) Holdings Limited                         Barbados         100%
 ACE Financial Services, Inc.                           Delaware         100%
  Capital Re Financial Products Corporation             Delaware         100%
  Capital RE LLC                                     Turks & Caicos      100%
  Capital RE (UK) Holdings                           United Kingdom      100%
   CRC Capital, Ltd.                                 United Kingdom      100%
   RGB Holdings, Ltd.                                United Kingdom      100%
    C.I. de Rougemont & Co. Ltd                      United Kingdom      100%
    RGB Underwriting Services Limited                United Kingdom      100%
    RGB Underwriting Agencies Limited                United Kingdom      100%
  ACE Financial Solutions, Inc.                      USA (Delaware)      100%
  ACE Guaranty Re, Inc.                                 Maryland         100%
   ACE Risk Assurance Company                           Maryland         100%